Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

AMENDMENT, dated as of January 31, 2013 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC (f/k/a Iron Mountain Information Management, Inc.), a Delaware limited liability company (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia (the “Canadian Borrower”), IRON MOUNTAIN SWITZERLAND GMBH, a company organized under the laws of Switzerland (the “Swiss Borrower”), IRON MOUNTAIN EUROPE LIMITED, a company organized under the laws of England and Wales (“IM Europe”), IRON MOUNTAIN AUSTRALIA PTY LTD., a company formed under the laws of Australia (“IM Australia”), IRON MOUNTAIN LUXEMBOURG SARL, a company organized under the laws of Luxembourg (“IM Luxembourg”, and together with the Parent, the Company, the Canadian Borrower, the Swiss Borrower, IM Europe and IM Australia, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parent, the Company, the Lenders and the Administrative Agent hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.  Section 9.11 of the Credit Agreement is amended by deleting the first paragraph of such section and substituting in lieu thereof the following:

9.11.                     Fixed Charges Coverage Ratio. The Parent will not, as at the end of any fiscal quarter ending during any period set forth below, permit the ratio, calculated as at the end of such fiscal quarter for the period of four fiscal quarters then ended (the “Test Period”), of (i) Adjusted EBITDA for such Test Period to (ii) Fixed Charges for such Test Period to be less than the ratio set forth below opposite such period:

Period	Fixed Charges Coverage Ratio

Closing Date through December 31, 2012	1.20 to 1.00
January 1, 2013 through March 31, 2014	1.00 to 1.00
Thereafter	1.20 to 1.00

3.                                      Amendment Fee.  The Company shall pay to the Administrative Agent, for the account of each Lender which executes and delivers this Amendment on or prior to the Effective Date, an amendment fee equal to .03% of the sum of such Lender’s Revolving Commitment and Term Loans, payable on the Effective Date.

4.                                      Representations and Warranties.  On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.  Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.                                      Effectiveness.  This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)                                 Amendment.  The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Parent, the Company, and Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

(b)                                 Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of each Borrower and Subsidiary Guarantor.

6.                                      Valid and Binding.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.                                      Payment of Expenses.  The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

8.                                      Reference to and Effect on the Credit Agreement; Limited Effect.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

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9.                                      Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.                               Loan Document; Integration.  This Amendment shall constitute a Basic Document.  This Amendment and the other Basic Documents represent the agreement of each Borrower, each Subsidiary Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

11.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By:	/s/ John P. Lawrence
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC (f/k/a Iron Mountain Information Management, Inc.)

By:	/s/ John P. Lawrence
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Bank of America, N.A.

By:	/s/ John F. Lynch
Name: John F. Lynch
Title: Senior Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Bank of America, N.A.(Canada branch)

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Rafael Tobon
Name: Rafael Tobon
Title: Director

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

BARCLAYS BANK PLC.

By:	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:	/s/ Pamela Donnelly
Name: Pamela Donnelly
Title: Managing Director

By:	/s/ Brad Matthews
Name: Brad Matthews
Title: Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

HSBC Bank Plc

By:	/s/ Ian Sparkes
Name: Ian Sparkes
Title: Senior Corporate Banking Manager

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

HSBC Bank USA, N.A.

By:	/s/ Elise M. Russo
Name: Elise M. Russo
Title: Global Relationship Manager

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Hua Nan Commercial Bank, Ltd., Los Angeles Branch, as a Lender

By:	/s/ Ding-Jong Chen
Name: Ding-Jong Chen
Title: VP & General Manager

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

The Huntington National Bank

By:	/s/ Jared Shaner
Name: Jared Shaner
Title: Authorized Signer

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Mega International Commercial Bank, Chicago Branch

By:	/s/ KO, YI MING
Name: KO, YI MING
Title: V.P. AND GENERAL MANAGER

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Brian Janiak
Name: Brian Janiak
Title: Authorized Signatory

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

PEOPLE’S UNITED BANK

By:	/s/ Robert Hazard
Name: Robert Hazard
Title: Senior Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

PNC Bank, National Association

By:	/s/ Michael A. Richards
Name: Michael A. Richards
Title: Senior Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

RBS Citizens, NA

By:	/s/ Stephen F O’Sullivan
Name: Stephen F O’Sullivan
Title: Senior Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

SCOTIABANC INC.

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Sumitomo Mitsui Banking Corporation

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Sumitomo Mitsui Trust Bank, Limited, New York Branch

By:	/s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

TD BANK, N.A.

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

Union Bank, N.A.

By:	/s/ Michael Ball
Name: Michael Ball
Title: Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Union Bank, Canada Branch

By:	/s/ Anne Collins
Name: Anne Collins
Title: Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

WEBSTER BANK, N. A.

By:	/s/ Raymond C. Hoefling
Name: Raymond C. Hoefling
Title: Senior Vice President

[Signature Page to Second Amendment]

Signature page to the Second Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ David Mallett
Name: David Mallett
Title: Managing Director

[Signature Page to Second Amendment]

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

ACKNOWLEDGMENT AND CONFIRMATION, dated as of January 31, 2013 (this “Acknowledgment and Confirmation”) made by each of the signatories hereto.

1.                                      Reference is made to the Second Amendment, dated as of January 31, 2013 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC (f/k/a Iron Mountain Information Management, Inc.), a Delaware limited liability company (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia (the “Canadian Borrower”), IRON MOUNTAIN SWITZERLAND GMBH, a company organized under the laws of Switzerland (the “Swiss Borrower”), IRON MOUNTAIN EUROPE LIMITED, a company organized under the laws of England and Wales (“IM Europe”), IRON MOUNTAIN AUSTRALIA PTY LTD., a company formed under the laws of Australia (“IM Australia”), IRON MOUNTAIN LUXEMBOURG SARL, a company organized under the laws of Luxembourg (“IM Luxembourg”, and together with the Parent, the Company, the Canadian Borrower, the Swiss Borrower, IM Europe and IM Australia, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

2.                                      Each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:

(a)                                 all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment;

(b)                                 all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents; and

(c)                                  all of the representations and warranties made by it set forth in each such Basic Document are reaffirmed and restated mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case such party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

3.                                      THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.                                      This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN SWITZERLAND GMBH

By
Title:

IRON MOUNTAIN EUROPE LIMITED

By
Title: Director

IRON MOUNTAIN AUSTRALIA PTY LTD.

By
Title: Director

IRON MOUNTAIN LUXEMBOURG S.A.R.L.

By
Title: Manager

IRON MOUNTAIN INCORPORATED

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC (f/k/a Iron Mountain Information Management, Inc.; successor by merger to Iron Mountain Statutory Trust-1998, Iron Mountain Statutory Trust-1999, Iron Mountain Statutory Trust-2001, Treeline Services Corporation and Mountain Real Estate Assets, Inc.)
IRON MOUNTAIN CANADA CORPORATION
IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

IRON MOUNTAIN GLOBAL HOLDINGS, INC.
(f/k/a Iron Mountain Global Holdings, LLC)
IRON MOUNTAIN GLOBAL, LLC
MOUNTAIN RESERVE III, INC.
NETTLEBED ACQUISITION CORP.
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN HOLDINGS GROUP, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT
SERVICES, INC.

By:
Name:	J.P. Lawrence
Title:	Senior Vice President and Treasurer